UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2016

Cannabis Sativa, Inc.
(Exact name of Registrant as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation or organization)	000-53571 (Commission File Number)	20-1898270 (IRS Employer I.D. No.)

1646 W. Pioneer Blvd., Suite 120
Mesquite, Nevada 89027
Phone: (702) 346-3906
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐ Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

ITEM 4.01 Changes in Registrants's Certifying Accountant.
Effective December 22, 2016, Cannabis Sativa, Inc. (the "Company") dismissed Scrudato & Co., PA ("Scrudato") from its position as the Company's independent registered public accounting firm.  The Company's Board of Directors approved the dismissal.  Scrudato's dismissal was prompted by the revocation of its registration with the Public Company Accounting Oversight Board ("PCAOB").  The revocation of Scrudato's registration was part of a sanction handed down by the PCAOB based upon findings that Scrudato violated PCAOB rules and standards in connection with the audits of five issuer clients, which five issuer clients did not include the Company.

The audit report of Scrudato on the Company's financial statements for the year ended December 31, 2015, did not contain an adverse opinion or disclaimer of opinion, however it did contain a qualification describing a going concern uncertainty.  Scrudato did not, during the applicable periods, advise the Company of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

During the period from the date of inception (November 17, 2015) through December 31, 2015, and the period to the date of this Current Report, there were no (i) disagreements between the Company and Scrudato on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused Scrudato to make reference to the subject matter of such disagreements in connection with its report, or (ii) "reportable events," as described in Item 304(a)(1)(v) of Regulation S-K, with the exception of material weaknesses related to our internal control over financial reporting.

The Company furnished Scrudato with a copy of this current report on Form 8-K prior to filing with the SEC and requested that Scrudato furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to Scrudato's audit services and engagement as the Company's independent registered public accounting firm. Scrudato responded via email that he was in agreement with the disclosure in this current report on Form 8-K and would provide a letter stating his agreement with the disclosure, which letter would be attached to this filing as Exhibit 16.1.  As of the date of this filing the Company has not received the letter but will amend this filing for the purpose of attaching the letter from Scrudato upon receipt.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cannabis Sativa, Inc.

Dated: December 29, 2016	By:	/s/ David Tobias
David Tobias
President